Investor Presentation Stifel 2018 Transportation & Logistics Conference February 13, 2018

2 Disclaimer This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbor provided for under these sections. These statements may include words such as “believe,” “estimate,” “project,” “intend,” “expect,” “plan,” “anticipate,” and similar expressions in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements reflect management’s current expectations and observations with respect to future events and financial performance. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. The principal factors that affect our financial position, results of operations and cash flows include, charter market rates, which have declined significantly from historic highs, periods of charter hire, vessel operating expenses and voyage costs, which are incurred primarily in U.S. dollars, depreciation expenses, which are a function of the cost of our vessels, significant vessel improvement costs and our vessels’ estimated useful lives, and financing costs related to our indebtedness. Our actual results may differ materially from those anticipated in these forward- looking statements as a result of certain factors which could include the following: (i) changes in demand in the dry bulk market, including, without limitation, changes in production of, or demand for, commodities and bulk cargoes, generally or in particular regions; (ii) greater than anticipated levels of dry bulk vessel new building orders or lower than anticipated rates of dry bulk vessel scrapping; (iii) changes in rules and regulations applicable to the dry bulk industry, including, without limitation, legislation adopted by international bodies or organizations such as the International Maritime Organization and the European Union or by individual countries; (iv) actions taken by regulatory authorities; (v) changes in trading patterns significantly impacting overall dry bulk tonnage requirements; (vi) changes in the typical seasonal variations in dry bulk charter rates; (vii) changes in the cost of other modes of bulk commodity transportation; (viii) changes in general domestic and international political conditions; (ix) changes in the condition of the Company’s vessels or applicable maintenance or regulatory standards (which may affect, among other things, our anticipated drydocking costs); (x) the outcome of legal proceedings in which we are involved; and (xi) and other factors listed from time to time in our filings with the SEC. We disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable security laws.

3 Agenda 1 Introduction 2 Company 3 Financial 4 Summary 5 Appendix

Introduction

5 Eagle Bulk Company Snapshot Stamford Ticker EGLE (NASDAQ) Business Model Shipowner- Operator Sector Drybulk Segment Supramax / Ultramax Vessels* 47 DWT 2.7 million Headquarters Stamford Commercial Management In-house Technical Management In-house Corporate Governance Ind. Board / No related party Hamburg Singapore Global Market Coverage The leading listed Supramax/Ultramax owner-operator  Vessel count excludes the AVOCET which has been sold but not yet delivered to her new owners

Experienced and Seasoned Leadership Team

Senior Management

Gary Vogel | Chief Executive Officer
- 30+ years experience in drybulk | former CEO of Clipper Group | Managing Director of Van Ommeren Bulk Shipping

Frank De Costanzo | Chief Financial Officer
- 31+ years experience in finance/banking | former CFO at Catalyst Paper | Global Treasurer at Kinross Gold

Bo Westergaard Jensen | Chief Commercial Officer
- 26+ years experience in drybulk | former Co-head of Chartering at Clipper Group | Chartering and Operations at J. Lauritzen

Archie Morgan | VP, Head of Technical Management
- 30+ years experience in ship management / former Global Technical Manager at Tidewater / Operations at Alliance Marine Services / Fleet Manager at American Ship Mgmt. / Chief Engineer at Denholm Ship Mgmt.

Michael Mitchell | General Counsel
- 28+ years experience in shipping/law | former General Counsel at The American Club | Partner at Holland & Knight | Head of Operations at Principal Maritime

Costa Tsoutsoplides, CFA | Director of Strategy + BD
- 16+ years experience in shipping/finance/banking | former Analyst at Aegean | VP at Citigroup (Foreign Exchange and High Yield)

Board of Directors

Paul M. Leand, Jr. | Chairman
- Chief Executive Officer of AMA Capital Partners | Director of Seadrill | Director of Frontline 2012 | Director of Golar LNG

Randee Day | Director
- 30+ years experience in shipping | President and CEO of Day & Partners | Director of International Seaways | former CEO of DHT Maritime | former Division Head of JP Morgan's Shipping Group

Justin A. Knowles | Director
- Founder of Dean Marine Advisers Ltd. | former finance at Bank of Scotland

Bart Veldhuizen | Director
- 25+ years experience in shipping/banking | Member of the Board of Managing Directors at DVB | former MD & Head of Shipping at Lloyds Banking Group

Gary Weston | Director
- Former Chairman and CEO of C Transport Maritime S.A.M (CTM) | former CEO of Clarksons PLC | former CEO of Carras

Gary Vogel | Chief Executive Officer | Director

EAGLE BULK

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VESSEL Asset Class Handysize / Handymax Supramax / Ultramax Panamax / Kamsarmax Capesize Size (DWT) 10-50k 50-65k 65-100k >100k MAJOR BULK Iron Ore    Coal    Grain    MINOR BULK Bauxite    Steel   Scrap   Cement   Salt   Forest Products   Potash / Fertilizer   Coke   Nickel Ore   Sugar   Other   7 Drybulk Vessel Segment Classification Eagle’s Focus Eagle operates in the most versatile asset class Supramax/Ultramax vessels are able to carry all drybulk commodities due to their optimal size and ability to load/discharge cargo using onboard gear  DWT= deadweight tons

8 Dominant Player in Supramax/Ultramax Segment  Source(s): VesselsValue Peer Group Fleet Profiles 47 37 26 20 12 3 2 Eagle Bulk Scorpio Genco Star Bulk Navios MH Navios MP Golden Ocean Diana Safe Bulkers Supramax / Ultramax Handysize Panamax Capesize Eagle is uniquely focused on the most versatile asset class

9  Source(s): Clarksons  BSI is based on the derived Average of the 6 T/C Routes for the Baltic Supramax Index Baltic Supramax Index (BSI) $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 Feb-09 Feb-10 Feb-11 Feb-12 Feb-13 Feb-14 Feb-15 Feb-16 Feb-17 Feb-18 Global (BSI) Period Average Rates Have Increased Fourfold Since 2016 Although the BSI has posted a strong recovery since 2016, we believe there is further upside to rates as supply/demand fundamentals continue to improve

-40 -20 0 20 40 60 80 100 120 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018f 2019f Deliveries Scrapping Net Supply (DWT) 10  Source(s): Clarksons  2019f Scrapping as per Clarksons 2018 forecast Supply Fundamentals Best in Years New Vessel Deliveries + Old Vessel Scrapping (DWT) Drybulk Orderbook (as a % of the on-the-water fleet) stands at just 10%, a 15yr low  Supramax/Ultramax Orderbook stands at just 6% 2018 forecasted net fleet growth of 1.5%

- 0.25 0.50 0.75 1.00 1.25 1.50 1.75 2.00 2.25 2.50 -4% -2% 0% 2% 4% 6% 8% 10% 12% 14% 2003 2005 2007 2009 2011 2013 2015 2017 Drybulk Trade / Global GDP Ratio (RHS) Global GDP Y/Y % (LHS) Drybulk Trade Y/Y % (LHS) DT/GDP Ratio Historical Average (RHS) 11  Source(s): Clarksons, IMF  Drybulk Trade / Global GDP Ratio for 2009 extracted from Historical Average calculation Demand Fundamentals are Strong Drybulk trade grew by 4% in 2017, surpassing Global GDP and is reverting to historical correlation Drybulk Trade Growth vs. Global GDP Growth

Company

“New” Eagle Milestones

2H15 | **2016** | **2017**

- Appointed Gary Vogel as CEO
- Executed comprehensive balance sheet recapitalization providing USD 105m of incremental liquidity
- Recruited Frank De Costanzo as new CFO
- Relocated headquarters to Stamford, Connecticut
- Raised USD 88m in new growth equity
- Opened new European Commercial office based in Hamburg, Germany
- Raised USD 100m in additional growth equity
- Closed on new USD 61.2m 5-yr credit facility financing 40% of the purchase price on Greenship Bulk 9-Ultramax fleet acquisition
- Refinanced USD 270m in debt extending all debt maturities to 2022: issued 5-yr USD 200m Bond, executed a new 5-yr USD 65m Credit Facility, and arranged for a new USD 15m RCF
- Arranged for 40% financing on the 2015 CROWN-63 Ultramax acquired

- Recruited new Chief Commercial Officer and new Head of Technical Management
- Recruited new Head of Operations
- Sold 4 vessels during 2016 (averaging 15-yrs in age and 50k DWT) improving the overall fleet makeup
- Purchased 2016 NACKS-61 Ultramax for USD 18.9m
- Purchased 2017 SDARI-64 (resale) Ultramax for USD 17.9m
- Recruited new General Counsel
- Sold 5 vessels during 2017 (averaging 11-yrs in age and 52k DWT) improving the overall fleet makeup
- Acquired 9 CROWN-63 Ultramax vessels (built 2012-2015) from Greenship Bulk for USD 153m enbloc , or USD 17m per vessel
- Purchased 2015 CROWN-63 Ultramax for USD 21.3m

EAGLE BULK

13

- 11 13 - 6 5 11 1 - - - - - 4 1 4 - 5 10 15 20 <5 5-7.5 7.5-10 10-12.5 12.5-15 >15 Existing Fleet Vessels Bought Vessels Sold 14 Actively Renewing/Growing the Fleet  Source(s): VesselsValue Fleet renewal/growth strategy has:  Increased average ship size  Decreased fleet age  Improved fleet efficiency Vessels by Age Grouping

Creating Value Through Active Management


Eagle's sophisticated in-house commercial platform has a proven track record
------outperformance--->>>
Asymmetric Optionality
Hedging (FFAs)
Timecharter-in
Vessel + Cargo Arbitrage
Voyage Chartering
Timecharter-out
------Owner-Operator Spectrum--->>>

EAGLE BULK

15

16 92 109 151 200 394 749 514 744 1046 0 100 200 300 400 500 600 700 800 900 1000 1100 3q15 4q15 1q16 2q16 3q16 4q16 1q17 2q17 3q17 Chartered-in Fleet - Days Third-party Timecharter-in Business Eagle charters-in third party vessels in order to cover cargo commitments, profit from vessel-positioning arbitrage opportunities, and increase overall market coverage Optimizing Platform Through Scale and Arbitrage

Financial

18 Eagle TCE vs. Adj. Net BSI $(14.5) $(6.7) $(3.4) $(2.0) $4.6 $9.3 $8.4 $(17.5) $(15.0) $(12.5) $(10.0) $(7.5) $(5.0) $(2.5) $- $2.5 $5.0 $7.5 $10.0 1q16 2q16 3q16 4q16 1q17 2q17 3q17 Adj. EBITDA* (in millions) Adj. EBITDA increasing by over $90 million on an annualized basis- 1q16 vs. 3q17  TCE performance is compared against Adj. net BSI which equals net BSI adjusted for the profile of owned fleet in terms of design. 4q17 TCE is as of November 3, 2017 and 1q18 TCE is as of February 9, 2018. 1q18 BSI is basis January actual and February-March FFA. TCE is a non-GAAP financial measure. Please refer to Appendix for the reconciliation of revenues to TCE  Adj. EBITDA= EBITDA adjusted to exclude certain non-cash, one-time, and other items (such as vessel impairment, gain / loss on sale of vessels, refinancing expenses, non-cash comp, and amortization of TC acquired) that Eagle believes are not indicative core operations. $2,938 $4,422 $5,669 $6,050 $7,881 $9,146 $8,660 $10,176 $11,020 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 Adj. BSI TCE  1q18 TCE of $11.0k with ~73% days fixed  4q17 TCE of $10.2k with ~64% days fixed  9m17 TCE of $8.2k, equating to an outperformance of +10%, or ~$825 per vessel per day> +$14 million in annual incremental cash flow Active Management Leads to TCE Outperformance

-$19.5 -$13.2 -$7.5 -$5.3 -$2.0 -$3.8 $7.3 -$23.9 -$10.1 -$7.5 -$4.5 $2.1 $4.9 $2.7 1q16 2q16 3q16 4q16 1q17 2q17 3q17 Cash flow from operations ex Changes in operating assets and liabilities 19 Cash Flow Development Cash Flow from Operations ($ millions)

20 Refinancing Extended Tenor and Decreased Cost Issuance of New Securities/Debt 7.57% (0.68)% 6.89% Issued USD 200m Bond Interest rate 8.25% Maturity Nov 2022 Collateral 28 vessels Amortization USD 8m/yr starting 11/2018 Executed USD 65m Credit Facility Interest rate LIBOR + 350bps Maturity Dec 2022 Collateral 9 vessels Amortization USD 8.6m/yr starting 1/2019 Executed USD 15m Revolving Credit Facility Interest rate LIBOR + 200bps Maturity Nov 2022 Collateral 28 vessels Amortization N/A Repaid USD 75m 2nd Lien Facility Interest rate LIBOR + 14% (PIK) Maturity 1/2020 Collateral 37 vessels Amortization Balloon Repaid USD 195m 1st Lien Facility Interest rate LIBOR + 400bps Maturity 10/2019 Collateral 37 vessels Amortization USD 15.6m/yr starting 1/2019 Transaction benefits included:  Removal of PIK note bearing a cost of ~15%  Reducing annual interest expense by ~USD 3.0 million  Extending tenor on all Company debt by 3 years to 2022  Eliminating exposure to rising interest rates on ~60% of Company’s debt  Maintaining ring-fenced structure with no recourse to the Parent  Supporting the ability to the pay dividends Repayments of Old Securities/Debt  USD 65m Secured Credit Facility includes USD 5m RCF which is drawn as of December 8th  USD 15m RCF is undrawn as of December 8th

21 Debt Maturities Extended to 2022 7.57% $0 $50 $100 $150 $200 $250 2018 2019 2020 2021 2022 Pre-refinancing Profile Post-refinancing Profile Repayment Schedule Profile

22 Low All-in Cash Breakeven NOTES:  Vessel OPEX and G&A are basis 9m17 actual  Drydocking, Interest and Principal are basis 2018-estimated on 47 owned-vessels  Eleven vessels are scheduled to be drydocked during 2018  Principal repayments increase in 2019 Cash Breakeven per Vessel per Day

$98,597 $144,968 $173,932 $186,423 $212,071 $227,701 $355,068 -$42,245 $4,126 $33,090 $45,581 $71,229 $86,859 $214,226 $5.8 $8.6 $10.3 $11.0 $12.6 $13.5 $21.0 -$50,000 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 2016 2017 2018f 10yr average Avg. Since BSI inception 2011 2010 Revenue (RHS) NCF (RHS) BSI (LHS) 23 Significant Operational Leverage For Illustrative Purposes Only Revenue + Net Cash Flow (NCF) Generation in Different Rate Environments  2016a/2017a//2011a/2010a are basis actual BSI for the period, net of commission and adjusted for the current Eagle fleet prof ile in terms of design  10yr and 13yr averages are basis actual BSI for the respective periods excluding 2008-2009, net of commission and adjusted for the current Eagle fleet profile in terms of design  2018e is basis January actual and FFA for the remainder of the year, net of commission and adjusted for the current Eagle fleet profile in terms of design  Net Cash Flow is calculated basis Eagle’s 2018f cash breakeven rate With 47-owned vessels trading primarily spot, Eagle has significant operational leverage Every $1,000 increase in rates, equates to ~$17 million in incremental cash flow, or $0.24 per share

Summary

25 Eagle: Uniquely Positioned to Capitalize on Market Vessel Segment: SUPRAMAX / ULTRAMAX Superior performance and results Business Model: OWNER-OPERATOR + INHOUSE MGMT. Operating Scale: 47 SHIPS OWNED + TC-in FLEET Balance Sheet: WELL-CAPITALIZED Corporate Governance: INDEPENDENT BOARD* Management Team: PROVEN TRACK RECORD  *Except for CEO

www.eagleships.com

Appendix- Company

Eagle Bulk Mgmt. LLC (EBM) 28 Flexible Corporate Structure Eagle Bulk Shipping Inc. (Parent | NASDAQ: EGLE) Eagle Bulk Shipco LLC (EBSC) 28 vessels Eagle Shipping LLC (ES) Eagle Bulk Ultraco LLC (EBUC) Eagle Bulk Holdco LLC (EBHC) 9 vessels 10 vessels USD 200m Bond USD 15m RCF USD 65m Credit Facility USD 69.8m Term Loan All management services (strategic / commercial / operational / technical / administrative) are performed inhouse by EBM, a wholly-owned subsidiary of the Parent 100% 100% 100% 100% 100% Debt is non-recourse to the parent and ringfenced in subsidiaries  EBHC holds the AVOCET which has been sold and is expected to be delivered to her new owners during Q1 2018

29 Eagle Bulk Fleet VESSEL COUNT 47 DWT 2.7 million AGE 8.2 years The leading listed Supramax/Ultramax owner-operator  Fleet list excludes the AVOCET which has been sold but not yet delivered to her new owners

30 2017 Cargo Mix Cement, 8% Coal , 21% Fertilizer, 5% Forest Product, 2% Grain, 22% Metals & Minerals, 21% Other, 4% Petcoke, 7% Steel Products, 10%

Appendix- Financial

32 Main Terms Summary on Company Debt CLOSED November 2017 December 2017 June 2017 PARENT Eagle Bulk Shipping Inc. ISSUER Eagle Bulk Shipco LLC Eagle Shipping LLC Eagle Bulk Ultraco LLC LOAN TYPE Bond RCF Credit Facility Term Loan AMOUNT USD 200m USD 15m USD 65m USD 69.8m OUTSTANDING USD 200m - USD 65m USD 69.8m SECURITY Senior Secured Super Senior Secured Secured Secured COLLATERAL 28 vessels 9 vessels 10 vessels FLEET AVG. AGE 9.8yrs 7.5yrs 4.4yrs LTV (GROSS) 59% 53% 37% INTEREST RATE 8.25% (coupon) L+200bps L+350bps L+295bps MATURITY November 2022 November 2022 December 2022 September 2022 AMORTIZATION  USD 8m/year starting 11/2018  N/A  USD 8.6m/year starting 1/2019  USD 7.2m/year starting 1/2019 NOTES:  Outstanding amounts are as of January 2018  LTV= [total drawn debt] / [fleet value basis VesselsValue as of 12/2017]  USD 65 million Secured Credit Facility includes USD 5 million RCF

33 Refinancing Transaction Overview  USD 65m Secured Credit Facility includes USD 5m RCF which is drawn as of December 8th /USD 15m RCF is undrawn as of December 8th  Annualized Interest Cost basis calculated/estimated amount and is illustrative…this does not include amortization of deferred financing costs  Fleet does not reflect the purchase, or related debt, of New London Eagle Pre/Post-Deal Capital Structure 7.57%

Earnings

$ Thousands except EPS	3q17	2q17	3q16	3q17 YTD	3q16 YTD
REVENUES, net of commissions	62,711	53,631	35,788	162,197	82,657
EXPENSES					
Voyage expenses	17,463	13,380	11,208	44,196	27,902
Vessel expenses	20,110	19,309	17,708	57,374	56,783
Charter hire expenses	9,652	6,445	3,822	19,971	6,979
Depreciation and amortization	8,981	8,021	9,854	24,494	28,905
General and administrative expenses	8,621	8,590	5,224	24,990	15,430
Refinancing charges	-	-	(5)	-	5,869
Vessel Impairment	-	-	-	-	6,167
(Gain) / Loss on sale of vessels	(202)	(1,806)	(299)	(2,100)	102
Total operating expenses	64,625	53,939	47,512	168,925	148,137
OPERATING LOSS	(1,914)	(308)	(11,724)	(6,728)	(65,480)
OTHER EXPENSES					
Interest expense (cash), net	3,265	2,574	6,855	8,314	12,140
Non Cash Interest Expense	4,429	4,099	491	12,308	2,923
Other (Income)/Expense	647	(1,093)	289	(139)	590
Total other expense, net	8,341	5,580	7,635	20,483	15,653
Net Loss	(10,255)	(5,888)	(19,359)	(27,211)	(81,133)
Weighted average shares outstanding	70,329,252	70,329,050	29,607,639	68,782,517	11,318,249
EPS (Basic and Diluted)	(0.15)	(0.08)	(0.65)	(0.40)	(7.17)
Adjusted EBITDA	**8,397**	**9,307**	**(3,398)**	**22,257**	**(24,550)**

EAGLE BULK

- Adjusted EBITDA represents EBITDA adjusted to exclude the items which represent certain non-cash, one-time and other items such as vessel impairment, gain / loss on sale of vessels, refinancing expenses, non-cash compensation expenses and amortization of fair value below contract value of time charter acquired that the Company believes are not indicative of the ongoing performance of its core operations.

34

35 EBITDA $ Thousands 3q17 2q17 3q16 3q17 YTD 3q16 YTD Net loss (10,255)$ (5,888)$ (19,359)$ (27,212)$ (81,133)$ Less adjustments to reconcile: Interest expense 7,837 6,859 7,434 21,141 15,155 Interest income (143) (186) (88) (518) (92) EBIT (2,561) 785 (12,013) (6,589) (66,071) Depreciation and amortization 8,981 8,021 9,854 24,494 28,905 EBITDA 6,420 8,806 (2,159) 17,905 (37,166) Less adjustments to reconcile: One-time and non-cash adjustments* 1,977 501 (1,239) 4,352 12,616 Adjusted EBITDA 8,397$ 9,307$ (3,398)$ 22,257$ (24,550)$  Adjusted EBITDA represents EBITDA adjusted to exclude the items which represent certain non-cash, one-time and other items such as vessel impairment, gain / loss on sale of vessels, refinancing expenses, non-cash compensation expenses and amortization of fair value below contract value of time charter acquired that the Company believes are not indicative of the ongoing performance of its core operations.

36 TCE Reconciliation Calculation  Owned available days is the number of our ownership days less the aggregate number of days that our vessels are off-hire due to vessel familiarization upon acquisition, repairs, vessel upgrades or special surveys. $ Thousands except TCE and days 1q16 2q16 3q16 4q16 1q17 2q17 3q17 Revenues, net 21,278 25,590 35,788 41,836 45,855 53,631 62,711 Less: Voyage expenses (9,244) (7,450) (11,208) (14,192) (13,353) (13,380) (17,463) Charter hire expenses (1,489) (1,668) (3,822) (5,866) (3,873) (6,446) (9,652) Reversal of one legacy time charter 1,045 783 670 432 (97) 594 329 Realized gain/loss on FFAs and bunker swaps - - (451) (111) - 91 248 TCE revenue 11,590 17,255 20,977 22,099 28,531 34,491 36,173 Owned available days * 3,945 3,902 3,700 3,653 3,620 3,771 4,177 TCE 2,938 4,422 5,669 6,050 7,881 9,146 8,660

37 OPEX per Vessel per Day  Full Year (“FY”) and Nine-month (“(9M”) figures exclude Extraordinary items  2017 data excludes the three DIAMOND-53 vessels sold- Avocet, Woodstar, and Wren Focused on Cost and Improved Fleet Condition $5,239 $4,804 $4,726 $4,696 $4,458 $63 $67 $153 $103 $4,000 $4,100 $4,200 $4,300 $4,400 $4,500 $4,600 $4,700 $4,800 $4,900 $5,000 $5,100 $5,200 $5,300 2015 2016 1q17 2q17 3q17 Recurring Extraordinary 9m17* Recurring OPEX at $4,608

38 Definitions Adjusted EBITDA Adjusted EBITDA is a non GAAP financial measure that is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance as compared to that of other companies in our industry, without regard to financing methods, capital structure or historical costs basis. Our Adjusted EBITDA should not be considered an alternative to net income (loss), operating income (loss), cash flows provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. Adjusted EBITDA represents EBITDA adjusted to exclude the items which represent certain non-cash, one-time and other items such as vessel impairment, gain / loss on sale of vessels, refinancing expenses and non-cash compensation expenses that the Company believes are not indicative of the ongoing performance of its core operations. TCE Time charter equivalent ( the "TCE") is a non-GAAP financial measure that is commonly used in shipping industry primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charter hire rates for vessels on voyage charters are generally not expressed in per-day amounts while charter hire rates for vessels on time charters generally are expressed in such amounts. The Company defines TCE as shipping revenues less voyage expenses and charter hire expenses, adjusted for the impact of one legacy time charter and gains on FFAs and bunker swaps, divided by the number of owned available days. TCE provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance. The Company's calculation of TCE may not be comparable to that reported by other companies. Owned available days is the number of our ownership days less the aggregate number of days that our vessels are off-hire due to vessel familiarization upon acquisition, repairs, vessel upgrades or special surveys. The shipping industry uses available days to measure the number of days in a period during which vessels should be capable of generating revenues.

Appendix- Industry

10 15 20 25 30 35 40 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Actual Period Average 60 65 70 75 80 85 90 95 100 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Actual Period Average 40 45 50 55 60 65 70 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Actual Period Average 40  Trade figures in million MTs / 2018 data is forecasted  Source(s): Bloomberg, Clarksons Soybean Trade Expected to Grow by 5.2% in 2018 Argentina Course Grain Exports Chinese Soybean Imports Russian Grain Exports Processed soybeans are typically used for animal feed and in food production Brazilian Soybean Exports Brazilian exports represents ~40% of global exports Record crop boosting wheat exports, increasing Russia’s global market share 15 20 25 30 35 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Actual Period Average Argentinian exports expected to grow by 18% Y/Y

60 65 70 75 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Actual Period Average 70 75 80 85 90 95 100 105 110 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Actual Period Average 41  Trade figures in million MTs /2018 data is forecasted  Source(s): Bloomberg, Clarksons Minor Bulks Represent ~38% of Drybulk Trade Salt Trade Cement Trade Petcoke can be used as a substitute for coal in power generation Bauxite Trade Petcoke Trade 100 105 110 115 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Actual Period Average 42 44 46 48 50 52 54 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Actual Period Average  Trade expected to grow by 4% Y/Y  Chile is a major exporter of salt Bauxite trade expected to increase by 10% Y/Y Cement trade is directly correlated with infrastructure and construction developments

5 10 15 20 25 30 35 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Actual Period Average 50 60 70 80 90 100 110 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Actual Period Average China has continued to import higher quality iron ore per environmental regulations 500 700 900 1,100 1,300 1,500 Feb-13 Feb-14 Feb-15 Feb-16 Feb-17 Feb-18 Actual Period Average 270 280 290 300 310 320 330 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Actual Period Average 42 Iron Ore Imports Coastal Bulk Freight Index  Trade figures in million MTs  Source(s): Bloomberg, Clarksons China Expected to Grow by 6.6% in 2018 Coal Imports Imports driven by increased construction and infrastructure Monthly imports hovering around their 5-yr average Rates trading above 5yr average Minor Bulk Imports Increase in imports driven by higher demand of bauxite, manganese ore, and forest products

www.eagleships.com